Exhibit 10.25

Final Form

GLOBAL CROSSING AIRLINES GROUP INC.

and

ASCENT GLOBAL LOGISTICS, INC.

REGISTRATION RIGHTS AGREEMENT

April 29, 2021

Schedule “A” Registration Procedures

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made this 29th day of April, 2021 between Global Crossing Airlines Group Inc., a company domesticated under the laws of the State of Delaware (the “Company”) and Ascent Global Logistics, a company incorporated under the laws of the State of Delaware (“Ascent”).

NOW THEREFORE in consideration of the premises and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

INTERPRETATION AND GENERAL MATTERS

Section 1.1 Definitions.

Terms used in this Agreement shall have the meanings set forth below:

“Affiliate” has the meaning ascribed thereto in National Instrument 62-104 – Take Over Bids and Issuer Bids as in effect as of the date hereof.

“Agreement,” “this Agreement,” “hereof,” “herein,” “hereto,” “hereby,” “hereunder” and similar expressions mean this Agreement, including all of its schedules and all instruments supplementing, amending or confirming this Agreement, as amended from time to time in accordance with its terms.

“Arbitration Notice” has the meaning ascribed thereto in Section 4.11.

“Ascent” has the meaning ascribed thereto in the preamble.

“Associate” has the meaning ascribed thereto in National Instrument 62-104 – Take Over Bids and Issuer Bids as in effect as of the date hereof.

“Board” means the board of directors of the Company, as constituted from time to time.

“Business Day” means any day which is not a Saturday, a Sunday or a day on which the principal commercial banks located in the City of Miami, FL. or Belleville, MI. are not open for business during normal banking hours.

“Canadian Prospectus” means, as the context requires, a “preliminary prospectus,” “amended and restated preliminary prospectus” and a “final prospectus” as those terms are used in the Securities Act and including, without limitation, all amendments and all supplements thereto and all documents incorporated or deemed to be incorporated by reference therein, and includes, for the avoidance of doubt, a base shelf prospectus.

“Canadian Securities Authorities” means any of the British Columbia Securities Commission, Alberta Securities Commission, Financial and Consumer Affairs Authority of Saskatchewan, Manitoba Securities Commission, Ontario Securities Commission, Financial and Consumer Services Commission (New Brunswick), Nova Scotia Securities

Commission, Office of the Superintendent of Securities (Prince Edward Island), Office of the Superintendent of Securities Service (Newfoundland and Labrador), Office of the Superintendent of Securities (Northwest Territories), Office of the Yukon Superintendent of Securities, Nunavut Securities Office, and any of their successors.

“Canadian Securities Laws” means the securities laws, regulations and rules of each of the provinces and territories of Canada (other than Quebec), the forms and disclosure requirements made or promulgated under those laws, regulations or rules, the policy statements, rules, orders and companion policies of or administered by the Canadian Securities Authorities, and applicable discretionary rulings, blanket orders or orders issued by the Canadian Securities Authorities pursuant to such laws, regulations, rules and policy statements, all as amended and in effect from time to time.

“Common Shares” means the common shares in the capital of the Company, including any securities into which such Common Shares may be changed, exchanged, reorganized or reclassified.

“Company” has the meaning ascribed thereto in the preamble.

“Convertible Non-Voting Shares” means the Class “A” Common Shares in the capital of the Company.

“Demand Canadian Prospectus” has the meaning ascribed thereto in Section 2.1(3).

“Demand Registration” has the meaning ascribed thereto in Section 2.1(1).

“Demand Registration Request” has the meaning ascribed thereto in Section 2.1(1).

“Demand Registration Statement” has the meaning ascribed thereto in Section 2.1(3).

“Dispute” has the meaning ascribed thereto in Section 4.11.

“Distribution” means a distribution of Common Shares to the public by way of a Registration Statement or Canadian Prospectus.

“Distribution Expenses” means all fees and expenses incurred by the Company in connection with any Distribution conducted pursuant to this Agreement, including, without limitation:

(a)	all fees, disbursements and expenses of legal counsel and auditors to the Company;

(b)

all expenses in connection with the preparation, translation, printing and filing of any Registration Statement or Canadian Prospectus and the mailing and delivering of copies thereof to any underwriters and dealers;

(c)	all filing fees of any Securities Regulator;

(d)	all transfer agents’, depositaries’ and registrars’ fees and the fees of any other agent appointed by the Company;

(e)	all expenses relating to the preparation of share certificates;

(f)	all fees and expenses of any stock exchange or over-the-counter market on which the Company has applied to list its Common Shares.

“Effective Date” means April 29, 2021.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the U.S. Securities Act, relating to an offer of the Registrable Securities.

“Losses” has the meaning ascribed thereto in Section 2.5(1).

“Other Distribution” has the meaning ascribed thereto in Section 2.2.

“Parties” means the Company and Ascent, and “Party” means either of them.

“Permitted Assignee” means any Affiliate or Associate of Ascent.

“Person” includes an individual, body corporate with or without share capital, partnership, limited liability company, joint venture, entity, unincorporated association, firm, sole proprietorship, trust, pension fund, union, board, tribunal, governmental or quasi- governmental authority and the heirs, beneficiaries, executors, legal representatives or administrators of an individual.

“Piggy-Back Notice” has the meaning ascribed thereto in Section 2.2.

“Piggy-Back Registration” has the meaning ascribed thereto in Section 2.2.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to (i) an effective Registration Statement under the U.S. Securities Act (other than a Registration Statement on Form S-4, Form F-4 or Form S-8 or any successor form), (ii) a Canadian Prospectus, (iii) a combination of (i) and (ii) above, or (iv) comparable mechanics under the securities laws of any other jurisdiction.

“Registrable Securities” means any Common Shares owned or that may be acquired by Ascent or any of its Permitted Assignees as of the Effective Date (including as a result of the conversion in accordance with their terms of any Convertible Non-Voting Shares). As of the date hereof, the Registrable Securities include 15,074,626 Common Shares, which includes 2,000,000 Common Shares issued to Ascent, 5,537,313 Common Shares issuable upon conversion of the Convertible Non-Voting Shares and 7,537,313 Common Shares issuable upon conversion of the Warrants. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a Distribution or have been otherwise transferred by Ascent or a Permitted Assignee to a Person that is not a Permitted Assignee.

“Registration” means (i) a registration under the U.S. Securities Act of the offer and sale to the public of any Registrable Securities under a Registration Statement, (ii) the qualification of any Registrable Securities for Distribution under applicable Canadian Securities Laws in any province or territory of Canada (other than Quebec) by way of a Canadian Prospectus, (iii) a combination of (i) and (ii) above, or (iv) comparable mechanics under the securities laws of any other jurisdiction. The terms “register”, “registered” and “registering” shall have correlative meanings.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the U.S. Securities Act, including the related U.S. Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related U.S. Prospectus) filed on Form S-4, Form F-4 or Form S-8 or any successor form thereto.

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the U.S. Securities Act.

“Securities Act” means the Securities Act (Ontario), as it may be amended from time to time, and any successor legislation.

“Securities Regulators” means the SEC, the Canadian Securities Authorities and any applicable securities authorities of any other jurisdiction.

“Selling Shareholder Information” has the meaning ascribed thereto in Section 2.5(1).

“U.S. Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“U.S. Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Valid Business Reason” has the meaning ascribed thereto in Section 2.1(6)(d)(ii).

“Warrants” means the 5,855,556 warrants to purchase Common Shares.

Section 1.2 Time of the Essence

Time shall be of the essence of each provision of this Agreement.

Section 1.3 Calculation of Time

Unless otherwise specified, time periods within or following which any act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends.

Section 1.4 Business Days

Whenever any action to be taken pursuant to this Agreement would otherwise be required to be taken or made on a day that is not a Business Day, such action shall be taken on the first Business Day following such day.

Section 1.5 Headings

The descriptive headings preceding Articles and Sections of this Agreement are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections. The division of this Agreement into Articles and Sections shall not affect the interpretation of this Agreement. All references to “Articles” or “Sections” refer to the specified Article or Section of this Agreement.

Section 1.6 Plurals and Gender

Words in the singular include the plural and vice versa and words in one gender include all genders.

Section 1.7 Statutory References

Any reference to a statute shall mean the statute in force as at the date of this Agreement (together with all regulations promulgated thereunder) as the same may be amended, re- enacted, consolidated or replaced from time to time, and any successor statute thereto, unless otherwise stated.

Section 1.8 Other References

“Include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import.

REGISTRATION RIGHTS

Section 2.1 Demand Registration Rights

(1)

At any time following the Effective Date, Ascent shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by Ascent and its Permitted Assignees. Any such Registration pursuant to a Demand Registration Request shall hereinafter be referred to as a “Demand Registration.” The Parties shall cooperate in good faith and in a timely manner in connection with any Demand Registration and related Distribution and the procedures in Schedule “A” shall apply.

(2)

Each Demand Registration Request shall specify (i) the aggregate amount of Registrable Securities intended to be sold, (ii) the intended method or methods of disposition thereof and (iii) the jurisdiction(s) in which the Registration is to take place.

(3)

Upon receipt of a Demand Registration Request, the Company shall as promptly as practicable file a Registration Statement (a “Demand Registration Statement”) relating to such Demand Registration, and use its reasonable best efforts to cause such Demand Registration Statement to be promptly declared effective under the U.S. Securities Act, and/or, as may be requested, file with the applicable Canadian Securities Authorities and use its reasonable best efforts to secure the issuance of a receipt or passport decision document for a (final) Canadian Prospectus (a “Demand Canadian Prospectus”) relating to such Demand Registration.

(4)

Ascent and its Permitted Assignees may withdraw all or any portion of their Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the Demand Registration Statement or the filing of the Demand Canadian Prospectus, as applicable. Upon receipt of a notice to such effect with respect to all the Registrable Securities included by Ascent and/or its Permitted Assignees in such Demand Registration, the Company shall cease all efforts to pursue or consummate such Demand Registration.

(5)

The Company shall (i) use reasonable best efforts to cause any Demand Registration Statement to become effective and remain effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or, if such Demand Registration Statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a U.S. Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, and (ii) from the period beginning on the filing of any Demand Canadian Prospectus until the completion of the distribution of the Registrable Securities covered by such Demand Canadian Prospectus (or the closing date of the offering of such Registrable Securities thereunder, if later), comply with section 57 of the Securities Act and the comparable provisions of other applicable Canadian Securities Laws, and prepare and file promptly any prospectus or marketing material amendment which, in the opinion of the Company, acting reasonably, may be necessary or advisable, and will otherwise comply with all legal requirements and take all actions necessary to continue to qualify such Registrable Securities for distribution in the applicable provinces (other than Quebec) and territories of Canada for as long as may be necessary to complete the distribution of such Registrable Securities.

(6)	Notwithstanding Section 2.1(1) of this Agreement, the Company shall not be obliged to effect any Demand Registration if:

(a)

within any prior twelve (12) month period there have been effected two (2) Demand Registrations (including, for greater certainty, any Demand Registration which is subsequently withdrawn pursuant to Section 2.1(4));

(b)

the value of the Common Shares to be offered under any such Demand Registration is less than $1,000,000 unless the number of Common Shares included in the Demand Registration represent (i) five percent (5%) or more of the Company’s Common Shares then outstanding, on a non-diluted basis, or (ii) all of Ascent’s and its Permitted Assignees’ remaining Registrable Securities at the time of the applicable Demand Registration;

(c)

within ninety (90) days prior to such Demand Registration the Company completed a Public Offering or such longer period as may be required by the any underwriter or dealer in connection with such Public Offering; or

(d)	the Board determines in its good faith judgment, acting reasonably and after receiving the advice of counsel, that either

(i)

the effect of the filing of a Registration Statement or Canadian Prospectus would materially impede the ability of the Company to consummate a material financing, acquisition, corporate reorganization, merger or other material transaction involving the Company; or

(ii)

there exists at the time material non-public information relating to the Company, the disclosure of which would be detrimental to the Company, and the Company has a bona fide business purpose for preserving such information as confidential (each of the circumstances in (i) and (ii) above being a “Valid Business Reason”). In the event of a Valid Business Reason, the Company’s obligations under Section 2.1(1) will be deferred for a period of not more than ninety (90) days from the date of receipt of the request for a Demand Registration, provided that the Company may not defer its obligations under Section 2.1(1) for a period of more than one hundred and twenty (120) days in the aggregate in any twelve consecutive months. The Company will give written notice of (x) its determination to defer its filing obligations under Section 2.1(1) and (y) the cessation or end of its Valid Business Reason for such deferral, in each case, promptly after the occurrence thereof. If the Company defers its obligations pursuant to this Section 2.1(6)(d)(ii) and if Ascent, at any time prior to receiving written notice that the Valid Business Reason for such postponement no longer exists, advises the Company in writing that it has determined to withdraw such request for a Demand Registration, then such Demand Registration and the request therefor will be deemed to be withdrawn and such request will be deemed not to have been given for purposes of determining whether Ascent has exercised its right to a Demand Registration pursuant to this Section 2.1.

(7)

The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of Ascent (which consent will not be unreasonably withheld), unless such securities are to be included pursuant to the valid exercise of registration rights by other securityholders; provided, however, that any such securities of other securityholders included in such Demand Registration shall not take priority over the Registrable Securities included or requested to be included in such Demand Registration.

(8)

In the case of an underwritten Public Offering initiated pursuant to this Section 2.1, Ascent shall have the right to select the managing underwriter or underwriters to effect the distribution in connection with such Demand Registration, provided such underwriter or underwriters are acceptable to the Company. The Company shall have the right to retain counsel of its choice to assist it in fulfilling its obligations under this Article 2.

(9)

In the case of an underwritten Public Offering initiated pursuant to this Section 2.1, Ascent and its representatives may participate in the negotiations of the terms of any underwriting agreement. In the case of an underwritten Public Offering initiated pursuant to Section 2.1 or Section 2.2 and in which Ascent participates as a selling securityholder, to the extent reasonably requested by the managing underwriter or underwriters, Ascent shall also enter into a customary lock-up agreement (which lock-up agreement shall also provide for customary exceptions) (i) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, or grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of, any Registrable Securities, and (ii) except as otherwise consented to by the Company, not to make any request for a Demand Registration under this Agreement, in each case, during the 90-day period following the effective date of the Registration Statement or receipt for the (final) Canadian Prospectus (or such shorter period as may be agreed to by Ascent with the managing underwriter(s)) with regard to such underwritten Public Offering), except in each case as part of such underwritten Public Offering.

(10)

At any time following the Effective Date the Company shall, upon Ascent’s request, use its reasonable best efforts to prepare and file and obtain a receipt (if applicable) from the applicable Securities Regulators for a shelf Canadian Prospectus (and the corresponding Registration Statement) to qualify the distribution of all Registrable Securities. In advance of the expiration of such any shelf Canadian Prospectus and the corresponding Registration Statement, unless otherwise directed by Ascent, the Company shall use reasonable best efforts to renew such shelf Canadian Prospectus and the corresponding Registration Statement such that the Company shall at all times have an effective shelf Canadian Prospectus (and corresponding Registration Statement) with sufficient capacity to qualify the distribution of all the Registrable Securities. The obligations of the Company under this Section 2.1(10) are subject to the same proviso as set out in Section 2.1(6)(d)(ii) regarding a Valid Business Reason.

Section 2.2 Piggy-Back Registration Rights

If, at any time following the Effective Date, the Company proposes to make or file a Registration Statement or Canadian Prospectus for the Distribution for its own account or for the account of other securityholders exercising demand registration rights granted to such securityholders (other than Ascent and its Permitted Assignees) (the “Other Distribution”), in a form and manner that, with appropriate changes, would permit the registration or qualification of Registrable Securities under such Registration Statement or Canadian Prospectus, the Company will, at that time, promptly give Ascent written notice (the “Piggy-Back Notice”) of the proposed Distribution. Upon the written request of Ascent, given within fifteen (15) Business Days after receipt of the Piggy-Back Notice (provided that if such proposed Distribution is to be effected as a bought deal or similar offering, the Company shall have provided notice thereof to Ascent as promptly as practicable in the circumstances, in which case Ascent shall be required to respond in a manner consistent with the time periods typical for transactions of such nature, and in any event prior to the launch of such bought deal or similar offering), that Ascent and/or its Permitted Assignees wishes to include a specified number of the Registrable Securities in the Distribution, the Company will cause the Registrable Securities requested to be registered or qualified by Ascent and/or its Permitted Assignees to be included in the Distribution (a “Piggy-Back Registration”). Notwithstanding the foregoing, the Company shall not be required to include all of the Registrable Securities requested to be qualified by Ascent and/or its Permitted Assignees in a Piggy-Back Registration if, in connection with such Distribution, the Company is advised in good faith by its managing underwriter or underwriters to impose a limitation on the number or kind of securities which may be included in any such Distribution because, in its reasonable judgment, such limitation is necessary to effect an orderly public distribution, in which case the Company shall be required to include in such Distribution only such portion of the Registrable Securities as is determined in good faith by such managing underwriter(s) in the following priority: first, the securities offered by the Company for its own account and as contemplated in the Piggy-Back Notice; second, the Registrable Securities requested to be qualified by Ascent and/or its Permitted Assignees under this Section 2.2, the securities offered for the account of another securityholder (other than Ascent and/or its Permitted Assignees) exercising demand rights in respect of the Other Distribution, and/or the securities requested to be qualified by any other securityholder of the Company exercising its “piggy-back” rights, on a pro rata basis (based on the proportionate ownership of Common Shares by Ascent and its Permitted Assignees to the ownership of Common Shares by such other securityholders). The Parties shall cooperate in good faith and in a timely manner in connection with any Piggy-Back Registration and related Distribution and the procedures in Schedule “A” shall apply.

Section 2.3 Expenses

(1)	Without limiting Section 2.3(2), all Distribution Expenses shall be paid by the Company.

(2)

Ascent or its applicable Permitted Assignees will be solely responsible for all underwriting discounts, fees, commissions and transfer taxes attributable to the Registrable Securities to be sold by Ascent or its applicable Permitted Assignees in a Demand Registration or Piggy-Back Registration, as the case may be and will be solely responsible for all legal fees and disbursements incurred by Ascent and/or its Permitted Assignees in respect of their legal counsel in connection with any Demand Registration or Piggy-Back Registration.

Section 2.4 Restrictions on Other Agreements

The Company will not grant any right relating to the registration, qualification or Distribution of its securities, including any demand registration or piggy-back registration rights, to its securityholders if the exercise thereof prevents the Company from fulfilling its obligations under Article 2 of this Agreement without the prior written consent of Ascent.

Section 2.5 Indemnification

(1)

The Company shall indemnify and hold harmless, to the full extent permitted by law, Ascent and each of its Permitted Assignees, and each of their respective officers, directors, managers, shareholders, employees, advisors, and agents from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses and any indemnity and contribution payments made to underwriters) (each, a “Loss” and collectively “Losses”) arising out of or based upon: (a)(i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which Registrable Securities are registered or sold under the U.S. Securities Act (including any final, preliminary or summary U.S. Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a U.S. Prospectus or preliminary U.S. Prospectus, in light of the circumstances under which they were made) not misleading, (b) any information or statement in a Canadian Prospectus that contains or is alleged to contain a misrepresentation or any omission of a Canadian Prospectus to contain full, true and plain disclosure of all material facts relating to the securities distributed thereunder, or (c) any violation or alleged violation by the Company or any of its subsidiaries of any law applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any Registration; provided, that Ascent and its Permitted Assignees shall not be entitled to indemnification pursuant to this Section 2.5(1) in respect of any untrue statement or omission or any misrepresentation contained in any information relating to such Person furnished in writing by such Person to the Company specifically for inclusion in a Registration Statement or Canadian Prospectus and used by the Company in conformity therewith (such information “Selling Shareholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Person or any indemnified party and regardless of any indemnity agreed to in any underwriting agreement.

(2)

Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it forfeits substantive legal rights by reason of such delay or failure) and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld.

(3)	The remedies provided for in this Section 2.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

TERMINATION

Section 3.1 Termination

This Agreement may be terminated at any time by mutual consent of the Parties. In the event of the termination of this Agreement as provided in this Section 3.1, this Agreement shall be of no further force or effect and all rights and obligations of the Parties hereto shall be at an end; except for the provisions of Section 2.5, which shall survive any such termination.

GENERAL

Section 4.1 Amendments

This Agreement shall not be amended, superseded or cancelled except by a written instrument signed by each of the Parties and any instrument purporting to amend, supersede or cancel this Agreement or any part hereof shall not be binding and shall be of no effect unless and until it has been executed and delivered by each of the Parties.

Section 4.2 Public Filing

The Parties hereby consent to the public filing of this Agreement if any Party is required to do so by applicable law or by applicable regulations or policies of any regulatory agency of competent jurisdiction or any stock exchange on which the Common Shares may be listed.

Section 4.3 Further Assurances

Each Party shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further reasonable acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to carry out the provisions of this Agreement; provided that in no event shall any Party be required to take any further action if and to the extent that such action would or would reasonably be expected to, in any material respect, increase or expand the obligations, duties or liabilities of that Party beyond the scope of its obligations, duties and liabilities set forth in this Agreement and any other agreement between the Parties.

Section 4.4 Assignment and Enurement

Neither Party may assign or transfer this Agreement or any of the rights or obligations under it without the prior written consent of the other Party, except as provided herein to Permitted Assignees. Any rights of Ascent hereunder may be exercised by any Permitted Assignee as if the Permitted Assignee was Ascent; provided, however, that Ascent and all of its Permitted Assignees shall have collectively only the same registration rights (including in terms of frequency) in the aggregate as Ascent.

Section 4.5 Entire Agreement

This Agreement and any agreement or document delivered in connection with this Agreement, constitutes the entire agreement between the Parties with respect to the matters herein and supersedes all prior agreements, understandings, negotiations and discussions relating to the subject matter hereof. There are no other covenants, agreements, representations, warranties, conditions, whether direct or collateral, express or implied, that form part of or affect this Agreement except as otherwise provided this Agreement.

Section 4.6 Waiver

The failure of a Party at any time or times to require performance of any provision hereof by any other Party shall in no manner affect the right of such Party to require such performance at a later time. No act or omission of any Party, other than an express written waiver signed by such Party, shall constitute a waiver by such Party of any representation, warranty, covenant, agreement or condition of this Agreement or any breach thereof by another Party. No waiver by a Party hereto of any representation, warranty, covenant, agreement or condition of this Agreement or any breach thereof by another Party, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of such or any other representation, warranty, covenant, agreement, condition or any breach.

Section 4.7 Notices

All notices, requests, demands or other communications required or permitted to be given by one Party to another under this Agreement shall be given in writing and delivered by personal delivery or delivery by recognized commercial courier, sent by email (return receipt requested) or delivered by registered mail or postage prepaid, addressed as follows:

Section 1.1.1. in the case of the Company:

Global Crossing Airlines Group Inc.

4200 NW 36th Street, Miami, FL, 33166

Attention:                 Ryan Goepel, EVP/Chief Financial Officer

Email Address:        ryan.goepel@globalxair.com

Section 1.1.2. In the case of the Subscriber:

Ascent Global Logistics, Inc.

2068 E St, Belleville, MI, 48111

Attention:                Tom Stenglein, President & CEO

Email Address:        info@ascentgl.com

or at such other address, fax number or email address of which the addressee may from time to time may notify the addressor. Any notice delivered before 5:00 p.m. on a Business Day in the place of delivery shall be deemed to have been validly and effectively given and received on the date of such delivery. If such day is not a Business Day, or if the notice is received after 5:00 p.m. (addressee’s local time), then the notice shall be deemed to have been given and received on the next Business Day.

Section 4.8 Severability

Any provision of this Agreement which is invalid, prohibited or unenforceable in any jurisdiction for any reason shall, as to such jurisdiction only, be ineffective and severable from this Agreement to the extent of such invalidity, prohibition or unenforceability but such invalidity, prohibition or unenforceability shall not invalidate or otherwise affect the remaining provisions of this Agreement nor shall it affect the validity or enforceability of such provision in any other jurisdiction.

Section 4.9 Counterparts

This Agreement may be executed in several counterparts, by original or facsimile signature or by or through such other electronic form in which a Party may place or evidence its signature hereon (including an electronic scan of same), each of which so executed shall be deemed to be an original and such counterparts together shall be deemed to be one and the same instrument, which shall be deemed to be executed as of the date first above written.

Section 4.10 Governing Law; Submission to Jurisdiction; Trial by Jury

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the Delaware Chancery Court, Wilmington Delaware, or in the United States District Court for the District of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 12 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Subscriber agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Subscriber hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 4.11 Remedies

Unless otherwise expressly provided herein, to the fullest extent permitted by applicable Laws, if any dispute, claim or other matter should arise concerning the interpretation, performance or breach of this Agreement or any action taken by a Party pursuant to this Agreement (such dispute, claim or other matter being referred to as a “Dispute”), such Dispute shall be determined by arbitration conducted by one arbitrator in the City of Toronto, Ontario in accordance with the Arbitration Act, 1991 (Ontario) (as amended) and a Party seeking arbitration of a Dispute shall so notify the other Parties by notice in writing (an “Arbitration Notice”), which Arbitration Notice shall set out reasonable particulars of the Dispute in respect of which arbitration is so being sought. Nothing in this Section 4.11 shall preclude a Party from instituting legal action seeking equitable relief in order to protect its rights pending the outcome of an arbitration hereunder.

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IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be duly executed as of the date first written above.

GLOBAL CROSSING AIRLINES GROUP INC.

By:	/s/ Ryan Goepel
Name: Ryan Goepel
Title: Executive Vice President and CFO

[Signature Page to Registration Rights Agreement]

ASCENT GLOBAL LOGISTICS, INC.

By:	/s/ Tom Stenglein
Name: Tom Stenglein
Title: President and CEO

[Signature Page to Registration Rights Agreement]

Schedule “A”

Registration Procedures

1.

In connection with the Company’s Demand Registration and Piggy-Back Registration obligations pursuant to this Agreement, the Company will use reasonable best efforts to effect the qualification or registration for the offer and sale or other disposition or Distribution of Registrable Securities held by Ascent and/or its Permitted Assignees in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company will:

(a)

prepare and file as promptly as practicable after the request for a Demand Registration has been delivered, in the English language and, if required, French language, with the applicable Securities Regulators, a preliminary Canadian Prospectus and/or Registration Statement under and in compliance with applicable securities laws relating to the applicable Demand Registration, including all exhibits, financial statements and such other related documents required by the applicable Securities Regulators to be filed therewith; provided, that the Company will furnish to Ascent and the managing underwriters or underwriters, if any, copies of such preliminary Canadian Prospectus or Registration Statement and any amendments or supplements that the Company intends to file at least three (3) Business Days prior to their intended filing date, and shall make such changes in such documents concerning Ascent and its Permitted Assignees as they, or their counsel, may reasonably request, and shall not file any Registration Statement or Canadian Prospectus or amendments or supplements thereto to which Ascent and/or its Permitted Assignees, or the underwriters, if any, shall reasonably object;

(b)

prepare and file with the applicable Securities Regulators such amendments and post-effective amendments to the Registration Statement, such supplements to the U.S. Prospectus and such amendments and supplements to the Canadian Prospectus as may be (x) reasonably requested by Ascent and/or its Permitted Assignees, or (y) necessary to keep such Registration Statement effective for the period of time required by this Agreement or to continue to qualify such Registrable Securities for distribution as required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration during such period in accordance with the intended method or methods of disposition by the sellers thereof;

(c)

notify Ascent and/or its Permitted Assignees and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (i) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable U.S. Prospectus, Canadian Prospectus, or any amendment or supplement thereto, has been filed (and, in the case of a Canadian Prospectus, when a receipt or mutual reliance review decision document, as applicable, has been issued therefor), (ii) of any written comments by the Securities Regulators, or any request by the Securities Regulators or other governmental authority in any jurisdiction for amendments or supplements to any such Registration Statement, U.S. Prospectus or Canadian Prospectus or to any marketing materials, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the Securities Regulators relating to, or which may affect, the Registration, (iii) of the issuance by the Securities Regulators of any stop order suspending the effectiveness of such Registration Statement or any order by the Securities Regulators or any other regulatory authority preventing or suspending the use of any preliminary or final U.S. Prospectus or Canadian Prospectus or marketing materials, or the initiation or threatening of any proceedings for such purposes, (iv) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering, sale or distribution in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)

promptly notify Ascent and/or its Permitted Assignees and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which any applicable Registration Statement or the U.S. Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such U.S. Prospectus or any preliminary U.S. Prospectus, in light of the circumstances under which they were made) not misleading or as a result of which any Canadian Prospectus or marketing materials would contain a misrepresentation or a statement otherwise misleading or untrue, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, U.S. Prospectus, Canadian Prospectus or marketing materials in order to comply with the U.S. Securities Act or Canadian Securities Laws and, as promptly as reasonably practicable thereafter, prepare and file with the SEC and/or the applicable Canadian Securities Regulator, and furnish without charge to Ascent and/or its Permitted Assignees and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, U.S. Prospectus, Canadian Prospectus or marketing materials which shall correct such misstatement or omission or effect such compliance;

(e)

use its reasonable best efforts to prevent, or obtain the withdrawal of any stop order, cease trade order or other order suspending the use of any Canadian Prospectus or Registration Statement or suspending any qualification of the Registrable Securities covered by such Canadian Prospectus or Registration Statement;

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(f)

promptly incorporate in a U.S. Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the selling Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such U.S. Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such U.S. Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(g)

furnish to Ascent and/or its Permitted Assignees and each underwriter, if any, without charge, as many conformed copies as they may reasonably request of any applicable Registration Statement or Canadian Prospectus and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(h)

deliver to Ascent and/or its Permitted Assignees and the underwriters, if any, as many copies of the Canadian Prospectus or Registration Statement, as applicable, and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Canadian Prospectus and any Registration Statement or any amendment thereto by Ascent and/or its Permitted Assignees and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Canadian Prospectus and the Registration Statement or any amendment or supplement thereto) and such other documents as Ascent and/or its Permitted Assignees may reasonably request in order to facilitate the disposition of the Registrable Securities;

(i)

use reasonable best efforts to make available its employees and personnel for participation in a customary offering marketing process, including investor meetings, conference calls, a “road show” and other marketing efforts and otherwise provide reasonable assistance to the managing underwriter or underwriters, taking into account the requirements of the marketing process, in the marketing of Registrable Securities;

(j)

on or prior to the date on which a receipt is issued for the Canadian Prospectus or Registration Statement by the applicable Securities Regulators, use reasonable best efforts to qualify, and cooperate with Ascent and/or its Permitted Assignees, the managing underwriter, underwriters or agent, if any, and their respective counsel in connection with the qualification of such Registrable Securities for offer and sale under applicable securities laws of each applicable jurisdiction as any such Person, underwriter or agent reasonably requests in writing provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(k)

in connection with any underwritten offering, enter into customary agreements, including an underwriting agreement with the underwriter or underwriters, such agreements to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions;

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(l)	use its reasonable best efforts to obtain:

(i)

a customary legal opinion, in the form and substance as is customarily given by company counsel in securities offerings, addressed to Ascent and/or its applicable Permitted Assignees and the underwriters, if any, and such other Person as Ascent may reasonably specify; and

(ii)

a letter from the Company’s auditors, in form and substance as is customarily given by auditors in securities offerings, addressed to Ascent and/or its applicable Permitted Assignees and the underwriters, if any, and such other Person as Ascent may reasonably specify.

(iii)

(m)

furnish to Ascent and/or its Permitted Assignees and the managing underwriter or underwriters, if any, and such other Person as Ascent may reasonably specify, such corporate certificates, satisfactory to Ascent acting reasonably, as are customarily furnished in securities offerings, and, in each case, covering substantially the same matters as are customarily covered in such documents in the relevant jurisdictions and such other matters as Ascent may reasonably request;

(n)

use its reasonable best efforts to cause all of the Registrable Securities to be listed and posted for trading on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted; and

(o)	take such other actions and execute and deliver such other documents as may be reasonably necessary to give full effect to the rights of Ascent and/or its Permitted Assignees under this Agreement.

2.

The Company may require Ascent and/or its Permitted Assignees to furnish to the Company such information regarding the Distribution of such securities and such other information relating to Ascent and its ownership of Common Shares and Convertible Non-Voting Shares as the Company may from time to time reasonably request in writing as may be required by the Company to comply with applicable securities laws in each jurisdiction in which a Demand Registration or Piggy-Back Registration is to be effected. Ascent agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement and applicable securities laws.

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